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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2000, with respect to the consolidated financial statements of Paine Webber Group Inc. included in Pre-effective Amendment No. 1 to the Registration Statement (Form F-1 No. 333-46930) and the related prospectus of UBS AG for the registration of Medium Term Notes.


                                                       ERNST & YOUNG LLP


New York, New York
November 9, 2000